UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________________
FORM 8-K
_________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2025
_________________________________________________________________
C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
_________________________________________________________________

Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 16, 2025, C4 Therapeutics, Inc. (the “Company”) posted a presentation with data from its Phase 1 clinical trial of cemsidomide in combination with dexamethasone for the treatment of relapsed/refractory multiple myeloma. The presentation has been published to the “Events & Presentations” page of the investor relations section of the Company’s website and is for use in meetings with investors, analysts and others. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Sales Agreement with TD Securities (USA) LLC
Effective October 16, 2025, the Company terminated the sales agreement prospectus, dated November 13, 2024, related to the sale of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from time to time pursuant to the Sales Agreement, dated October 31, 2024, by and between TD Securities (USA) LLC (“TD Cowen”) and the Company (the “Sales Agreement”). As a result, the Company will not make any sales of Common Stock pursuant to the Sales Agreement, unless and until a new sales agreement prospectus supplement or a new registration statement with sales agreement prospectus is filed. The Sales Agreement remains in full force and effect. As of June 30, 2025, the Company had issued and sold 3,769,483 shares of its Common Stock under the Sales Agreement with TD Cowen for gross proceeds of approximately $9.6 million, before deducting commissions to TD Cowen.
A copy of the Sales Agreement was filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-282933), which was originally filed with the SEC on October 31, 2024, and declared effective on November 13, 2024.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit Number	Description
99.1	Data presentation dated October 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: October 16, 2025	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer and Secretary